Supplemental Information 4th Quarter 2022 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendices: Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21 Table of Contents

Overview

($ in 000s, except RevPAR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 Better B (Worse) (W)	Full Year 22 vs 21 B(W)
Resident fee revenue	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$ 2,543,848	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	8.7%	1.6%
Senior Housing resident fee revenue	$ 577,499	$ 586,665	$ 600,095	$ 605,425	$ 2,369,684	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	8.7%	9.1%
Health Care Services resident fee revenue [(1)]	$ 86,851	$ 87,313	$ —	$ —	$ 174,164	$ —	$ —	$ —	$ —	$ —	N/A	NM
Management fee revenue	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	$ 3,329	$ 3,329	$ 2,967	$ 2,395	$ 12,020	(29.8)%	(41.6)%
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	NM	NM
Net income (loss) [(1)]	$ (108,303)	$ (83,604)	$ 174,263	$ (81,720)	$ (99,364)	$ (100,032)	$ (84,283)	$ (28,374)	$ (25,651)	$ (238,340)	68.6%	(139.9)%
Net cash provided by (used in) operating activities	$ (23,857)	$ 3,410	$ 7,200	$ (81,387)	$ (94,634)	$ (23,255)	$ 11,577	$ 63,521	$ (48,562)	$ 3,281	40.3%	NM
Adjusted EBITDA	$ 34,981	$ 33,064	$ 34,582	$ 35,849	$ 138,476	$ 37,176	$ 50,714	$ 106,851	$ 46,564	$ 241,305	29.9%	74.3%
Adjusted Free Cash Flow	$ (50,674)	$ (54,747)	$ (42,570)	$ (138,703)	$ (286,694)	$ (53,493)	$ (48,463)	$ 4,129	$ (103,558)	$ (201,385)	25.3%	29.8%
RevPAR	$ 3,631	$ 3,692	$ 3,784	$ 3,828	$ 3,734	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	9.7%	10.1%
Weighted average occupancy	69.6%	70.5%	72.5%	73.5%	71.5%	73.4%	74.6%	76.4%	77.1%	75.4%	360 bps	390 bps

As of December 31, 2022



Consolidated: 641
Owned 346
Leased 295
673 communities
Managed 32



Consolidated: 52,167
Owned 31,597
Leased 20,570
56,892 units
Managed 4,725

4Q 2022 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	98	15%
90% > 95%	61	10%
85% > 90%	72	11%
80% > 85%	69	11%
75% > 80%	72	11%
70% > 75%	89	14%
Less than 70%	180	28%
Total	641	100%

(1) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 (the "HCS Sale") and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Senior Housing resident fee revenue	$ 577,499	$ 586,665	$ 600,095	$ 605,425	$2,369,684	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$2,585,529	8.7%	9.1%
Health Care Services resident fee revenue	86,851	87,313	—	—	174,164	—	—	—	—	—	N/A	NM
Management fee revenue	8,566	4,998	3,621	3,413	20,598	3,329	3,329	2,967	2,395	12,020	(29.8)%	(41.6)%
Other operating income	10,735	1,308	89	236	12,368	376	8,411	66,759	4,923	80,469	NM	NM
Senior Housing facility operating expense	(469,281)	(466,424)	(480,423)	(488,282)	(1,904,410)	(512,764)	(513,664)	(525,510)	(531,667)	(2,083,605)	(8.9)%	(9.4)%
Health Care Services facility operating expense	(87,031)	(84,422)	—	—	(171,453)	—	—	—	—	—	N/A	NM
Combined Segment Operating Income	127,339	129,438	123,382	120,792	500,951	127,915	138,464	194,464	133,570	594,413	10.6%	18.7%
General and administrative expense [1]	(43,276)	(47,184)	(39,301)	(35,076)	(164,837)	(40,868)	(37,904)	(37,582)	(36,564)	(152,918)	(4.2)%	7.2%
Cash facility operating lease payments (see page 14)	(49,082)	(49,190)	(49,499)	(49,867)	(197,638)	(49,871)	(49,846)	(50,031)	(50,442)	(200,190)	(1.2)%	(1.3)%
Adjusted EBITDA [2]	**34,981**	**33,064**	**34,582**	**35,849**	**138,476**	**37,176**	**50,714**	**106,851**	**46,564**	**241,305**	**29.9%**	**74.3%**
Transaction and Organizational Restructuring Costs	(1,884)	(689)	(943)	(293)	(3,809)	(373)	(229)	(346)	(262)	(1,210)	10.6%	68.2%
Interest expense, net (see page 14)	(46,313)	(46,576)	(47,096)	(46,357)	(186,342)	(45,120)	(46,909)	(51,054)	(55,912)	(198,995)	(20.6)%	(6.8)%
Payment of financing lease obligations	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)	(8.4)%	(11.8)%
Changes in working capital [3]	(5,320)	(1,129)	9,764	(82,394)	(79,079)	(272)	(552)	(2,581)	(51,578)	(54,983)	37.4%	30.5%
Non-Development Capital Expenditures, net (see page 13)	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)	(39,326)	(45,686)	(43,819)	(39,335)	(168,166)	14.4%	(22.4)%
Other [4]	101	1,242	(5,645)	5,646	1,344	(88)	(191)	584	2,580	2,885	(54.3)%	114.7%
Adjusted Free Cash Flow [5]	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$(286,694)**	**$(53,493)**	**$(48,463)**	**$ 4,129**	**$(103,558)**	**$(201,385)**	**25.3%**	**29.8%**

As a result of a lease amendment in the fourth quarter of 2022, for the full year 2023:

- cash facility operating lease payments will include $22.2 million of reclassified cash lease payments
- interest expense, net, will exclude $22.2 million of the reclassified cash lease payments
- Adjusted EBITDA will be negatively impacted by $22.2 million
- Adjusted Free Cash Flow will not be impacted

($ in millions)	2023 Impact
Cash facility operating lease payments	$ (22.2)
Adjusted EBITDA	**(22.2)**
Interest expense, net	22.2
Adjusted Free Cash Flow	**$ —**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income.
(3) Excludes changes in prepaid insurance premiums financed with notes payable, lessor capital expenditure reimbursements under operating leases, and changes in operating lease assets and liabilities for lease termination.
(4) Primarily consists of proceeds from business interruption insurance and state income tax (provision) benefit.
(5) The Company's Adjusted Free Cash Flow includes the impacts of financial relief and repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"). Refer to page 20 for additional details.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)	4Q 2022				
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate	All Other [2]
Resident fee revenue [1]	$ 657,919	$ 386,244	$ 271,675	$ —	$ —
Management fee revenue	2,395	—	—	—	2,395
Other operating income	4,923	3,670	1,253	—	—
Facility operating expense [3]	(531,667)	(319,835)	(211,832)	—	—
Combined Segment Operating Income	133,570	70,079	61,096	—	2,395
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) (see page 12)	(36,564)	(19,928)	(14,017)	—	(2,619)
Cash facility operating lease payments	(50,442)	—	(49,088)	(1,354)	—
Adjusted EBITDA [4]	**46,564**	**50,151**	**(2,009)**	**(1,354)**	**(224)**
Transaction and Organizational Restructuring Costs	(262)	—	—	(262)	—
Interest expense, net	(55,912)	(47,689)	(11,674)	3,451	—
Payment of financing lease obligations	(5,615)	—	(5,435)	(180)	—
Changes in working capital [5]	(51,578)	—	—	(51,578)	—
Non-Development Capital Expenditures, net	(39,335)	(20,341)	(8,773)	(10,221)	—
Other	2,580	1,371	—	1,209	—
Adjusted Free Cash Flow	**$ (103,558)**	**$ (16,508)**	**$ (27,891)**	**$ (58,935)**	**$ (224)**

(1) Resident fee revenue excluded from definitions of RevPAR and RevPOR is $833 thousand.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Facility operating expense includes the impact of Hurricane Ian and Winter Storm Elliott during the fourth quarter.
(4) Adjusted EBITDA for the fourth quarter of 2022 includes $4.9 million of government grants and credits recognized in other operating income.
(5) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Total Senior Housing, Health Care Services, and All Other												
Revenue [1]	$ 672,916	$ 678,976	$ 603,716	$ 608,838	$ 2,564,446	$ 640,303	$ 643,717	$ 653,215	$ 660,314	$ 2,597,549	8.5%	1.3%
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	NM	NM
Combined Segment Operating Income	$ 127,339	$ 129,438	$ 123,382	$ 120,792	$ 500,951	$ 127,915	$ 138,464	$ 194,464	$ 133,570	$ 594,413	10.6%	18.7%
Combined segment operating margin	*18.6%*	*19.0%*	*20.4%*	*19.8%*	*19.4%*	*20.0%*	*21.2%*	*27.0%*	*20.1%*	*22.2%*	*30 bps*	*280 bps*
Combined segment adjusted operating margin [2]	*17.3%*	*18.9%*	*20.4%*	*19.8%*	*19.1%*	*19.9%*	*20.2%*	*19.6%*	*19.5%*	*19.8%*	*(30) bps*	*70 bps*
Senior Housing Segments (see page 7)												
Revenue	$ 577,499	$ 586,665	$ 600,095	$ 605,425	$ 2,369,684	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	8.7%	9.1%
Other operating income	$ 8,152	$ 786	$ 89	$ 236	$ 9,263	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469	NM	NM
Senior Housing Operating Income	$ 116,370	$ 121,027	$ 119,761	$ 117,379	$ 474,537	$ 124,586	$ 135,135	$ 191,497	$ 131,175	$ 582,393	11.8%	22.7%
Senior Housing operating margin	*19.9%*	*20.6%*	*20.0%*	*19.4%*	*19.9%*	*19.5%*	*20.8%*	*26.7%*	*19.8%*	*21.8%*	*40 bps*	*190 bps*
Senior Housing adjusted operating margin [2]	*18.7%*	*20.5%*	*19.9%*	*19.3%*	*19.6%*	*19.5%*	*19.8%*	*19.2%*	*19.2%*	*19.4%*	*(10) bps*	*(20) bps*
Number of communities (period end)	650	648	648	646	646	645	641	641	641	641	(0.8)%	(0.8)%
Total Average Units	52,971	52,911	52,811	52,665	52,840	52,586	52,368	52,158	52,166	52,320	(0.9)%	(1.0)%
RevPAR	$ 3,631	$ 3,692	$ 3,784	$ 3,828	$ 3,734	$ 4,032	$ 4,071	$ 4,150	$ 4,199	$ 4,113	9.7%	10.1%
Weighted average occupancy	69.6%	70.5%	72.5%	73.5%	71.5%	73.4%	74.6%	76.4%	77.1%	75.4%	360 bps	390 bps
RevPOR	$ 5,219	$ 5,237	$ 5,219	$ 5,210	$ 5,221	$ 5,493	$ 5,459	$ 5,432	$ 5,446	$ 5,457	4.5%	4.5%
Health Care Services Segment [3]												
Revenue	$ 86,851	$ 87,313	$ —	$ —	$ 174,164	$ —	$ —	$ —	$ —	$ —	N/A	NM
Other operating income	$ 2,583	$ 522	$ —	$ —	$ 3,105	$ —	$ —	$ —	$ —	$ —	N/A	NM
Segment Operating Income	$ 2,403	$ 3,413	$ —	$ —	$ 5,816	$ —	$ —	$ —	$ —	$ —	N/A	NM
All Other												
All Other Segment Operating Income (comprised solely of management fees)	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	$ 3,329	$ 3,329	$ 2,967	$ 2,395	$ 12,020	(29.8)%	(41.6)%
Resident fee revenue under management [4]	$ 82,468	$ 64,410	$ 55,156	$ 51,409	$ 253,443	$ 52,898	$ 54,284	$ 52,712	$ 50,758	$ 210,652	(1.3)%	(16.9)%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the HCS Venture is accounted for under the equity method of accounting.
(4) Not included in consolidated reported amounts.

6

Senior Housing Segments

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Independent Living												
Revenue	$ 118,782	$ 118,005	$ 119,584	$ 119,167	$ 475,538	$ 124,404	$ 125,578	$ 128,106	$ 129,705	$ 507,793	8.8%	6.8%
Other operating income	$ 1,364	$ 111	$ 9	$ 28	$ 1,512	$ 2	$ 1,159	$ 9,520	$ 225	$ 10,906	NM	NM
Segment Operating Income	$ 37,329	$ 35,292	$ 36,733	$ 36,754	$ 146,108	$ 37,684	$ 38,709	$ 46,395	$ 36,162	$ 158,950	(1.6)%	8.8%
Segment operating margin	*31.1%*	*29.9%*	*30.7%*	*30.8%*	*30.6%*	*30.3%*	*30.5%*	*33.7%*	*27.8%*	*30.6%*	*(300) bps*	*0 bps*
Segment adjusted operating margin [(1)]	*30.3%*	*29.8%*	*30.7%*	*30.8%*	*30.4%*	*30.3%*	*29.9%*	*28.8%*	*27.7%*	*29.2%*	*(310) bps*	*(120) bps*
Number of communities (period end)	68	68	68	68	68	68	68	68	68	68	—%	—%
Total Average Units	12,539	12,552	12,567	12,567	12,556	12,568	12,569	12,569	12,569	12,569	—%	0.1%
RevPAR	$ 3,158	$ 3,134	$ 3,172	$ 3,161	$ 3,156	$ 3,299	$ 3,330	$ 3,397	$ 3,440	$ 3,367	8.8%	6.7%
Weighted average occupancy	73.6%	73.5%	74.7%	75.1%	74.2%	74.6%	76.0%	78.3%	79.1%	77.0%	400 bps	280 bps
RevPOR	$ 4,290	$ 4,266	$ 4,244	$ 4,208	$ 4,252	$ 4,423	$ 4,380	$ 4,337	$ 4,348	$ 4,371	3.3%	2.8%
Assisted Living and Memory Care												
Revenue	$ 386,938	$ 391,718	$ 402,621	$ 408,444	$ 1,589,721	$ 432,132	$ 434,454	$ 442,097	$ 446,409	$ 1,755,092	9.3%	10.4%
Other operating income	$ 5,104	$ 629	$ 75	$ 155	$ 5,963	$ 356	$ 6,412	$ 49,721	$ 4,141	$ 60,630	NM	NM
Segment Operating Income	$ 71,433	$ 77,062	$ 75,324	$ 70,501	$ 294,320	$ 76,863	$ 87,588	$ 130,039	$ 85,468	$ 379,958	21.2%	29.1%
Segment operating margin	*18.2%*	*19.6%*	*18.7%*	*17.3%*	*18.4%*	*17.8%*	*19.9%*	*26.4%*	*19.0%*	*20.9%*	*170 bps*	*250 bps*
Segment adjusted operating margin [(1)]	*17.1%*	*19.5%*	*18.7%*	*17.2%*	*18.1%*	*17.7%*	*18.7%*	*18.2%*	*18.2%*	*18.2%*	*100 bps*	*10 bps*
Number of communities (period end)	562	560	560	559	559	558	554	554	554	554	(0.9)%	(0.9)%
Total Average Units	35,110	35,018	34,893	34,883	34,977	34,817	34,598	34,398	34,406	34,555	(1.4)%	(1.2)%
RevPAR	$ 3,673	$ 3,728	$ 3,845	$ 3,902	$ 3,787	$ 4,136	$ 4,183	$ 4,281	$ 4,322	$ 4,230	10.8%	11.7%
Weighted average occupancy	68.3%	69.5%	71.9%	73.1%	70.7%	73.0%	74.2%	76.2%	76.8%	75.1%	370 bps	440 bps
RevPOR	$ 5,376	$ 5,365	$ 5,347	$ 5,341	$ 5,357	$ 5,665	$ 5,636	$ 5,621	$ 5,623	$ 5,636	5.3%	5.2%
CCRCs												
Revenue	$ 71,779	$ 76,942	$ 77,890	$ 77,814	$ 304,425	$ 80,438	$ 80,356	$ 80,045	$ 81,805	$ 322,644	5.1%	6.0%
Other operating income	$ 1,684	$ 46	$ 5	$ 53	$ 1,788	$ 18	$ 840	$ 7,518	$ 557	$ 8,933	NM	NM
Segment Operating Income	$ 7,608	$ 8,673	$ 7,704	$ 10,124	$ 34,109	$ 10,039	$ 8,838	$ 15,063	$ 9,545	$ 43,485	(5.7)%	27.5%
Segment operating margin	*10.4%*	*11.3%*	*9.9%*	*13.0%*	*11.1%*	*12.5%*	*10.9%*	*17.2%*	*11.6%*	*13.1%*	*(140) bps*	*200 bps*
Segment adjusted operating margin [(1)]	*8.3%*	*11.2%*	*9.9%*	*12.9%*	*10.6%*	*12.5%*	*10.0%*	*9.4%*	*11.0%*	*10.7%*	*(190) bps*	*10 bps*
Number of communities (period end)	20	20	20	19	19	19	19	19	19	19	—%	—%
Total Average Units	5,322	5,341	5,351	5,215	5,307	5,201	5,201	5,191	5,191	5,196	(0.5)%	(2.1)%
RevPAR	$ 4,473	$ 4,770	$ 4,824	$ 4,946	$ 4,753	$ 5,109	$ 5,115	$ 5,105	$ 5,221	$ 5,138	5.6%	8.1%
Weighted average occupancy	68.5%	70.2%	71.2%	72.5%	70.6%	73.2%	73.4%	73.3%	73.8%	73.4%	130 bps	280 bps
RevPOR	$ 6,534	$ 6,790	$ 6,777	$ 6,825	$ 6,733	$ 6,976	$ 6,970	$ 6,966	$ 7,073	$ 6,997	3.6%	3.9%

(1) Excludes other operating income.

7

Senior Housing: Same Community (1)

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Revenue	$ 551,591	$ 559,084	$ 573,015	$ 580,306	$ 2,263,996	$ 611,894	$ 617,055	$ 629,491	$ 636,857	$ 2,495,297	9.7%	10.2%
Other operating income	7,336	763	88	236	8,423	359	8,011	64,522	4,735	77,627	NM	NM
Revenue and other operating income	558,927	559,847	573,103	580,542	2,272,419	612,253	625,066	694,013	641,592	2,572,924	10.5%	13.2%
Community Labor Expense	(291,980)	(290,753)	(301,690)	(316,863)	(1,201,286)	(330,632)	(331,295)	(334,873)	(336,150)	(1,332,950)	(6.1)%	(11.0)%
Other facility operating expense	(151,227)	(149,675)	(153,123)	(148,580)	(602,605)	(160,169)	(161,120)	(170,270)	(166,768)	(658,327)	(12.2)%	(9.2)%
Facility operating expense[(2)]	(443,207)	(440,428)	(454,813)	(465,443)	(1,803,891)	(490,801)	(492,415)	(505,143)	(502,918)	(1,991,277)	(8.1)%	(10.4)%
Same Community Operating Income	**$ 115,720**	**$ 119,419**	**$ 118,290**	**$ 115,099**	**$ 468,528**	**$ 121,452**	**$ 132,651**	**$ 188,870**	**$ 138,674**	**$ 581,647**	**20.5%**	**24.1%**
Same Community adjusted operating income[(3)]	**$ 108,384**	**$ 118,656**	**$ 118,202**	**$ 114,863**	**$ 460,105**	**$ 121,093**	**$ 124,640**	**$ 124,348**	**$ 133,939**	**$ 504,020**	**16.6%**	**9.5%**
Same Community operating margin	*20.7%*	*21.3%*	*20.6%*	*19.8%*	*20.6%*	*19.8%*	*21.2%*	*27.2%*	*21.6%*	*22.6%*	*180 bps*	*200 bps*
Same Community adjusted operating margin[(3)]	*19.6%*	*21.2%*	*20.6%*	*19.8%*	*20.3%*	*19.8%*	*20.2%*	*19.8%*	*21.0%*	*20.2%*	*120 bps*	*(10) bps*
Total Average Units	50,554	50,554	50,554	50,556	50,555	50,557	50,559	50,547	50,548	50,553	—%	—%
RevPAR	$ 3,637	$ 3,686	$ 3,778	$ 3,826	$ 3,732	$ 4,034	$ 4,068	$ 4,151	$ 4,200	$ 4,113	9.8%	10.2%
Weighted average occupancy	69.5%	70.4%	72.5%	73.5%	71.5%	73.4%	74.6%	76.5%	77.2%	75.4%	*370 bps*	*390 bps*
RevPOR	$ 5,230	$ 5,234	$ 5,211	$ 5,205	$ 5,220	$ 5,496	$ 5,453	$ 5,429	$ 5,440	$ 5,453	4.5%	4.5%



Same Community Operating Income(2) / Adjusted Operating Income(3)
($ in millions)
Same Community Other Operating Income
Same Community Adjusted Operating Income
$115.7
$119.4
$118.3
$115.1
$121.5
$132.7
$188.9
$138.7
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022



Same Community RevPAR / Weighted Average Occupancy
RevPAR
Weighted Average Occupancy
69.5%
70.4%
72.5%
73.5%
73.4%
74.6%
76.5%
77.2%
$3,637
$3,686
$3,778
$3,826
$4,034
$4,068
$4,151
$4,200
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022

(1) Same Community portfolio reflects 632 communities.
(2) Excludes natural disaster expense, consisting primarily of remediation of storm damage, of $1.6 million and $8.2 million for the full years 2021 and 2022, respectively.
(3) Excludes other operating income.

8

Senior Housing Segments: Same Community [(1)]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Independent Living												
Revenue	$ 117,572	$ 116,715	$ 118,100	$ 117,685	$ 470,072	$ 122,846	$ 123,890	$ 126,389	$ 127,990	$ 501,115	8.8%	6.6%
Other operating income	1,345	111	8	28	1,492	2	1,146	9,276	225	10,649	NM	NM
Community Labor Expense	(49,028)	(49,617)	(48,360)	(48,848)	(195,853)	(51,053)	(52,449)	(53,077)	(54,291)	(210,870)	(11.1)%	(7.7)%
Other facility operating expense	(32,839)	(32,156)	(33,316)	(32,531)	(130,842)	(34,632)	(34,430)	(36,871)	(36,531)	(142,464)	(12.3)%	(8.9)%
Facility operating expense	(81,867)	(81,773)	(81,676)	(81,379)	(326,695)	(85,685)	(86,879)	(89,948)	(90,822)	(353,334)	(11.6)%	(8.2)%
Same Community Operating Income	$ 37,050	$ 35,053	$ 36,432	$ 36,334	$ 144,869	$ 37,163	$ 38,157	$ 45,717	$ 37,393	$ 158,430	2.9%	9.4%
Same Community operating margin	*31.2%*	*30.0%*	*30.8%*	*30.9%*	*30.7%*	*30.3%*	*30.5%*	*33.7%*	*29.2%*	*31.0%*	*(170) bps*	*30 bps*
Same Community adjusted operating margin [(2)]	*30.4%*	*29.9%*	*30.8%*	*30.9%*	*30.5%*	*30.3%*	*29.9%*	*28.8%*	*29.0%*	*29.5%*	*(190) bps*	*(100) bps*
Total Average Units	12,373	12,376	12,377	12,377	12,376	12,378	12,379	12,379	12,379	12,379	—%	—%
RevPAR	$ 3,167	$ 3,144	$ 3,181	$ 3,169	$ 3,165	$ 3,308	$ 3,336	$ 3,403	$ 3,446	$ 3,373	8.7%	6.6%
Weighted average occupancy	73.5%	73.4%	74.7%	75.1%	74.2%	74.6%	75.9%	78.2%	79.0%	77.0%	390 bps	280 bps
RevPOR	$ 4,310	$ 4,285	$ 4,259	$ 4,221	$ 4,269	$ 4,435	$ 4,393	$ 4,352	$ 4,363	$ 4,384	3.4%	2.7%
Assisted Living and Memory Care												
Revenue	$ 378,446	$ 383,821	$ 395,339	$ 401,113	$ 1,558,719	$ 425,186	$ 429,295	$ 439,395	$ 443,828	$ 1,737,704	10.6%	11.5%
Other operating income	4,911	609	76	155	5,751	357	6,287	49,465	4,098	60,207	NM	NM
Community Labor Expense	(209,079)	(206,265)	(217,667)	(231,130)	(864,141)	(241,048)	(239,688)	(242,683)	(243,042)	(966,461)	(5.2)%	(11.8)%
Other facility operating expense	(102,189)	(101,390)	(103,321)	(100,331)	(407,231)	(108,807)	(109,211)	(115,893)	(112,357)	(446,268)	(12.0)%	(9.6)%
Facility operating expense	(311,268)	(307,655)	(320,988)	(331,461)	(1,271,372)	(349,855)	(348,899)	(358,576)	(355,399)	(1,412,729)	(7.2)%	(11.1)%
Same Community Operating Income	$ 72,089	$ 76,775	$ 74,427	$ 69,807	$ 293,098	$ 75,688	$ 86,683	$ 130,284	$ 92,527	$ 385,182	32.5%	31.4%
Same Community operating margin	*18.8%*	*20.0%*	*18.8%*	*17.4%*	*18.7%*	*17.8%*	*19.9%*	*26.7%*	*20.7%*	*21.4%*	*330 bps*	*270 bps*
Same Community adjusted operating margin [(2)]	*17.8%*	*19.8%*	*18.8%*	*17.4%*	*18.4%*	*17.7%*	*18.7%*	*18.4%*	*19.9%*	*18.7%*	*250 bps*	*30 bps*
Total Average Units	34,206	34,203	34,202	34,203	34,204	34,204	34,205	34,203	34,204	34,204	—%	—%
RevPAR	$ 3,688	$ 3,741	$ 3,853	$ 3,909	$ 3,798	$ 4,144	$ 4,184	$ 4,282	$ 4,325	$ 4,234	10.6%	11.5%
Weighted average occupancy	68.3%	69.4%	71.9%	73.0%	70.7%	72.9%	74.2%	76.1%	76.9%	75.1%	390 bps	440 bps
RevPOR	$ 5,402	$ 5,387	$ 5,362	$ 5,354	$ 5,376	$ 5,681	$ 5,639	$ 5,624	$ 5,626	$ 5,641	5.1%	4.9%
CCRCs												
Revenue	$ 55,573	$ 58,548	$ 59,576	$ 61,508	$ 235,205	$ 63,862	$ 63,870	$ 63,707	$ 65,039	$ 256,478	5.7%	9.0%
Other operating income	1,080	43	4	53	1,180	—	578	5,781	412	6,771	NM	NM
Community Labor Expense	(33,873)	(34,871)	(35,663)	(36,885)	(141,292)	(38,531)	(39,158)	(39,113)	(38,817)	(155,619)	(5.2)%	(10.1)%
Other facility operating expense	(16,199)	(16,129)	(16,486)	(15,718)	(64,532)	(16,730)	(17,479)	(17,506)	(17,880)	(69,595)	(13.8)%	(7.8)%
Facility operating expense	(50,072)	(51,000)	(52,149)	(52,603)	(205,824)	(55,261)	(56,637)	(56,619)	(56,697)	(225,214)	(7.8)%	(9.4)%
Same Community Operating Income	$ 6,581	$ 7,591	$ 7,431	$ 8,958	$ 30,561	$ 8,601	$ 7,811	$ 12,869	$ 8,754	$ 38,035	(2.3)%	24.5%
Same Community operating margin	*11.6%*	*13.0%*	*12.5%*	*14.6%*	*12.9%*	*13.5%*	*12.1%*	*18.5%*	*13.4%*	*14.4%*	*(120) bps*	*150 bps*
Same Community adjusted operating margin [(2)]	*9.9%*	*12.9%*	*12.5%*	*14.5%*	*12.5%*	*13.5%*	*11.3%*	*11.1%*	*12.8%*	*12.2%*	*(170) bps*	*(30) bps*
Total Average Units	3,975	3,975	3,975	3,976	3,975	3,975	3,975	3,965	3,965	3,970	(0.3)%	(0.1)%
RevPAR	$ 4,660	$ 4,910	$ 4,996	$ 5,157	$ 4,931	$ 5,355	$ 5,356	$ 5,356	$ 5,468	$ 5,384	6.0%	9.2%
Weighted average occupancy	68.2%	69.9%	71.3%	72.8%	70.6%	73.7%	73.9%	73.9%	74.4%	74.0%	160 bps	340 bps
RevPOR	$ 6,833	$ 7,028	$ 7,005	$ 7,083	$ 6,987	$ 7,267	$ 7,246	$ 7,252	$ 7,353	$ 7,279	3.8%	4.2%

(1) Same Community portfolio reflects 67 Independent Living communities, 550 Assisted Living and Memory Care communities, and 15 CCRC communities.
(2) Excludes other operating income.

9

Senior Housing Owned Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Revenue	$ 336,160	$ 342,355	$ 350,664	$ 352,894	$ 1,382,073	$ 370,337	$ 374,231	$ 379,913	$ 386,244	$ 1,510,725	9.5%	9.3%
Other operating income	5,098	552	77	196	5,923	300	5,240	38,372	3,670	47,582	NM	NM
Facility operating expense	(280,235)	(280,169)	(287,180)	(290,347)	(1,137,931)	(304,715)	(307,694)	(314,480)	(319,835)	(1,246,724)	(10.2)%	(9.6)%
Owned Portfolio Operating Income	**$ 61,023**	**$ 62,738**	**$ 63,561**	**$ 62,743**	**$ 250,065**	**$ 65,922**	**$ 71,777**	**$103,805**	**$ 70,079**	**$ 311,583**	**11.7%**	**24.6%**
Owned Portfolio operating margin	*17.9%*	*18.3%*	*18.1%*	*17.8%*	*18.0%*	*17.8%*	*18.9%*	*24.8%*	*18.0%*	*20.0%*	*20 bps*	*200 bps*
Owned Portfolio adjusted operating margin (1)	*16.6%*	*18.2%*	*18.1%*	*17.7%*	*17.7%*	*17.7%*	*17.8%*	*17.2%*	*17.2%*	*17.5%*	*(50) bps*	*(20) bps*
Additional Information												
Interest expense: property level and corporate debt	$ (35,351)	$ (35,425)	$ (35,708)	$ (34,925)	$ (141,409)	$ (33,157)	$ (35,693)	$ (41,330)	$ (47,689)	$ (157,869)	(36.5)%	(11.6)%
Community level capital expenditures, net (see page 13)	$ (14,286)	$ (16,973)	$ (17,237)	$ (25,203)	$ (73,699)	$ (20,907)	$ (25,934)	$ (24,568)	$ (20,341)	$ (91,750)	19.3%	(24.5)%
Number of communities (period end)	349	348	348	347	347	347	346	346	346	346	(0.3)%	(0.3)%
Total Average Units	31,844	31,785	31,783	31,648	31,766	31,635	31,694	31,588	31,596	31,629	(0.2)%	(0.4)%
RevPAR	$ 3,514	$ 3,584	$ 3,672	$ 3,711	$ 3,620	$ 3,893	$ 3,928	$ 3,999	$ 4,066	$ 3,971	9.6%	9.7%
Weighted average occupancy	68.4%	69.6%	71.7%	72.7%	70.6%	72.5%	73.6%	75.4%	76.4%	74.5%	370 bps	390 bps
RevPOR	$ 5,135	$ 5,151	$ 5,121	$ 5,108	$ 5,128	$ 5,370	$ 5,333	$ 5,301	$ 5,324	$ 5,332	4.2%	4.0%

Interest Coverage(2) as of December 31, 2022	1.43x
Interest Coverage(2) as of December 31, 2022 (excluding other operating income)	1.12x
Net Debt as of December 31, 2022 (see page 15)	$3,388,480

(1) Excludes other operating income.
(2) Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense.

10

Senior Housing Leased Portfolio

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Revenue	$ 241,339	$ 244,310	$ 249,431	$ 252,531	$ 987,611	$ 266,637	$ 266,157	$ 270,335	$ 271,675	$ 1,074,804	7.6%	8.8%
Other operating income	3,054	234	12	40	3,340	76	3,171	28,387	1,253	32,887	NM	NM
Facility operating expense	(189,046)	(186,255)	(193,243)	(197,935)	(766,479)	(208,049)	(205,970)	(211,030)	(211,832)	(836,881)	(7.0)%	(9.2)%
Leased Portfolio Operating Income	**$ 55,347**	**$ 58,289**	**$ 56,200**	**$ 54,636**	**$ 224,472**	**$ 58,664**	**$ 63,358**	**$ 87,692**	**$ 61,096**	**$ 270,810**	**11.8%**	**20.6%**
Leased Portfolio operating margin	*22.6%*	*23.8%*	*22.5%*	*21.6%*	*22.7%*	*22.0%*	*23.5%*	*29.4%*	*22.4%*	*24.4%*	*80 bps*	*170 bps*
Leased Portfolio adjusted operating margin [(1)]	*21.7%*	*23.8%*	*22.5%*	*21.6%*	*22.4%*	*22.0%*	*22.6%*	*21.9%*	*22.0%*	*22.1%*	*40 bps*	*(30) bps*
Additional Information												
Cash facility lease payments on leased portfolio (see page 14)	$ (63,762)	$ (64,008)	$ (64,423)	$ (64,979)	$ (257,172)	$ (65,509)	$ (65,582)	$ (65,632)	$ (66,197)	$ (262,920)	(1.9)%	(2.2)%
Community level capital expenditures, net (see page 13)	$ (7,550)	$ (14,444)	$ (3,340)	$ (10,713)	$ (36,047)	$ (12,572)	$ (12,503)	$ (13,128)	$ (8,773)	$ (46,976)	18.1%	(30.3)%
Number of communities (period end)	301	300	300	299	299	298	295	295	295	295	(1.3)%	(1.3)%
Total Average Units	21,127	21,126	21,028	21,017	21,074	20,951	20,674	20,570	20,570	20,691	(2.1)%	(1.8)%
RevPAR	$ 3,808	$ 3,855	$ 3,954	$ 4,005	$ 3,905	$ 4,242	$ 4,291	$ 4,381	$ 4,402	$ 4,329	9.9%	10.9%
Weighted average occupancy	71.3%	71.9%	73.7%	74.7%	72.9%	74.8%	76.0%	77.9%	78.2%	76.7%	350 bps	380 bps
RevPOR	$ 5,340	$ 5,361	$ 5,362	$ 5,359	$ 5,356	$ 5,672	$ 5,646	$ 5,626	$ 5,630	$ 5,643	5.1%	5.4%

Lease Coverage as of December 31, 2022	0.80x
Lease Coverage as of December 31, 2022 (excluding other operating income)	0.68x
Operating and financing lease obligations as of December 31, 2022 (see page 24)[(2)]	$1,003,703

Facility Lease Maturity Information (Leased Portfolio as of December 31, 2022)

Initial Lease Maturities	Community Count	Total Units	Cash Facility Lease Payments [(3)]
2023	35	1,468	$ 14,804
2024	7	904	15,061
2025	121	10,289	105,433
2026	41	1,994	33,534
2027	24	2,555	46,382
Thereafter	67	3,360	46,396
Total	295	20,570	$ 261,610

(1) Excludes other operating income.
(2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.
(3) Cash facility lease payments for the twelve months ended December 31, 2022.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted ($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
G&A expense allocations [1]												
Senior Housing Owned Portfolio allocation	$ 19,358	$ 22,010	$ 21,004	$ 18,871	$ 81,243	$ 21,938	$ 20,419	$ 20,311	$ 19,928	$ 82,596	(5.6)%	(1.7)%
Senior Housing Leased Portfolio allocation	13,898	15,706	14,941	13,504	58,049	15,795	14,523	14,453	14,017	58,788	(3.8)%	(1.3)%
All Other allocation	4,994	4,257	3,356	2,701	15,308	3,135	2,962	2,818	2,619	11,534	3.0%	24.7%
Health Care Services allocation	5,026	5,211	—	—	10,237	—	—	—	—	—	N/A	NM
Subtotal G&A expense allocations	43,276	47,184	39,301	35,076	164,837	40,868	37,904	37,582	36,564	152,918	(4.2)%	7.2%
Non-cash stock-based compensation expense	4,783	4,527	3,568	3,392	16,270	3,885	3,619	3,403	3,559	14,466	(4.9%)	11.1%
Transaction and Organizational Restructuring Costs	1,884	689	943	293	3,809	373	229	346	262	1,210	10.6%	68.2%
General and administrative expense	**$ 49,943**	**$ 52,400**	**$ 43,812**	**$ 38,761**	**$ 184,916**	**$ 45,126**	**$ 41,752**	**$ 41,331**	**$ 40,385**	**$ 168,594**	**(4.2)%**	**8.8%**

	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Resident fee revenue	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$ 2,543,848	$ 636,974	$ 640,388	$ 650,248	$ 657,919	$ 2,585,529	8.7%	1.6%
Resident fee revenue under management [2]	82,468	64,410	55,156	51,409	253,443	52,898	54,284	52,712	50,758	210,652	(1.3)%	(16.9)%
Total (consolidated and under management[2])	$ 746,818	$ 738,388	$ 655,251	$ 656,834	$ 2,797,291	$ 689,872	$ 694,672	$ 702,960	$ 708,677	$ 2,796,181	7.9%	—%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)												
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.8%*	*6.4%*	*6.0%*	*5.3%*	*5.9%*	*5.9%*	*5.5%*	*5.3%*	*5.2%*	*5.5%*	10 bps	40 bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*6.7%*	*7.1%*	*6.7%*	*5.9%*	*6.6%*	*6.5%*	*6.0%*	*5.9%*	*5.7%*	*6.0%*	20 bps	60 bps

(1) For 2022 periods, G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. For 2021 periods, G&A allocations are calculated using a methodology which the Company believed matched the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, per average unit)		2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	*4Q22 vs 4Q21 B(W)*	*Full Year 22 vs 21 B(W)*
Community level capital expenditures, including allocations													
Senior Housing Owned Portfolio		$ 14,286	$ 16,973	$ 17,237	$ 25,203	$ 73,699	$ 20,907	$ 25,934	$ 24,568	$ 20,341	$ 91,750	19.3%	(24.5)%
Senior Housing Leased Portfolio		7,550	14,444	3,340	10,713	36,047	12,572	12,503	13,128	8,773	46,976	18.1%	(30.3)%
Community level capital expenditures, net	(A)	21,836	31,417	20,577	35,916	109,746	33,479	38,437	37,696	29,114	138,726	18.9%	(26.4)%
Corporate capital expenditures		5,614	4,378	7,616	10,056	27,664	5,847	7,249	6,123	10,221	29,440	(1.6)%	(6.4)%
Non-Development Capital Expenditures, net		**27,450**	**35,795**	**28,193**	**45,972**	**137,410**	**39,326**	**45,686**	**43,819**	**39,335**	**168,166**	**14.4%**	**(22.4)%**
Development Capital Expenditures, net		1,521	597	608	482	3,208	861	1,829	1,667	1,836	6,193	NM	(93.0)%
Total capital expenditures, net		**$ 28,971**	**$ 36,392**	**$ 28,801**	**$ 46,454**	**$140,618**	**$ 40,187**	**$ 47,515**	**$ 45,486**	**$ 41,171**	**$174,359**	**11.4%**	**(24.0)%**
Lessor reimbursements: non-development capital expenditures	(C)	8,951	10,001	15,688	7,460	42,100	4,697	7,136	7,094	6,723	25,650		
Change in related payables		2,439	(7,216)	1,790	(3,074)	(6,061)	(4,928)	2,244	1,141	(1,542)	(3,085)		
Total cash paid for capital expenditures		**$ 40,361**	**$ 39,177**	**$ 46,279**	**$ 50,840**	**$176,657**	**$ 39,956**	**$ 56,895**	**$ 53,721**	**$ 46,352**	**$196,924**	**8.8%**	**(11.5)%**
Senior Housing Total Average Units	(B)	52,971	52,911	52,811	52,665	52,840	52,586	52,368	52,158	52,166	52,320	(0.9)%	(1.0)%
Community level capital expenditures, net, per average unit	(A/B)	$ 412	$ 594	$ 390	$ 682	$ 2,077	$ 637	$ 734	$ 723	$ 558	$ 2,651	18.2 %	(27.6%)
Community level capital expenditures, per average unit (including lessor reimbursements for non-development capital expenditures)	((A+C)/B)					$ 2,874					$ 3,142		(9.3%)

13

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year	4Q22 vs 4Q21 B(W)	Full Year 22 vs 21 B(W)
Operating Lease Obligations												
Facility operating lease expense	$ 44,418	$ 43,864	$ 43,226	$ 42,850	$ 174,358	$ 41,564	$ 41,538	$ 41,317	$ 40,875	$ 165,294		
Operating lease expense adjustment	4,664	5,326	6,273	7,017	23,280	8,307	8,308	8,714	9,567	34,896		
Cash facility operating lease payments	49,082	49,190	49,499	49,867	197,638	49,871	49,846	50,031	50,442	200,190	(1.2)%	(1.3)%
Financing Lease Obligations												
Interest expense: financing lease obligations	11,383	11,492	11,674	11,733	46,282	12,058	11,994	11,916	12,093	48,061		
Payment of financing lease obligations	4,789	4,864	5,039	5,182	19,874	5,490	5,610	5,506	5,615	22,221		
Cash financing lease payments	16,172	16,356	16,713	16,915	66,156	17,548	17,604	17,422	17,708	70,282	(4.7)%	(6.2)%
Total cash facility lease payments [1]	**$ 65,254**	**$ 65,546**	**$ 66,212**	**$ 66,782**	**$ 263,794**	**$ 67,419**	**$ 67,450**	**$ 67,453**	**$ 68,150**	**$ 270,472**	**(2.0)%**	**(2.5)%**
Interest Expense Reconciliation to Income Statement												
Interest expense: financing lease obligations	$ 11,383	$ 11,492	$ 11,674	$ 11,733	$ 46,282	$ 12,058	$ 11,994	$ 11,916	$ 12,093	$ 48,061	(3.1)%	(3.8)%
Interest income	(421)	(341)	(286)	(301)	(1,349)	(95)	(778)	(2,192)	(3,870)	(6,935)	NM	NM
Interest expense: debt	35,351	35,425	35,708	34,925	141,409	33,157	35,693	41,330	47,689	157,869	(36.5)%	(11.6)%
Interest expense, net	46,313	46,576	47,096	46,357	186,342	45,120	46,909	51,054	55,912	198,995	(20.6)%	(6.8)%
Amortization of deferred financing costs	1,915	1,907	1,884	1,591	7,297	1,542	1,520	1,528	1,856	6,446		
Change in fair value of derivatives	(42)	233	95	(134)	152	(3,403)	(973)	(4,901)	1,618	(7,659)		
Interest income	421	341	286	301	1,349	95	778	2,192	3,870	6,935		
Interest expense per income statement	**$ 48,607**	**$ 49,057**	**$ 49,361**	**$ 48,115**	**$ 195,140**	**$ 43,354**	**$ 48,234**	**$ 49,873**	**$ 63,256**	**$ 204,717**	**(31.5)%**	**(4.9)%**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

14

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$537
$8
$529
$476
$7
$469
$412
$7
$405
$396
$7
$389
$453
$5
$448
12/31/2021
03/31/2022
06/30/2022
09/30/2022
12/31/2022
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [(1)]
($ in millions)



Fixed rate debt (5)
$2,069
54%
Variable rate debt with interest rate caps and swaps (2)
$1,427
37%
$225
6%
$129
3%
Variable rate debt - unhedged
Fixed rate convertible senior notes

As of December 31, 2022

	Weighted Rate
Fixed rate debt [(5)]	4.21 %
Variable rate debt	6.68 %
Fixed rate convertible senior notes	2.00 %
Total debt	5.08 %

	Debt	
($ in millions)	Principal Payments [(3)]	Weighted Rate [(4)]
2023	$ 73	6.47 %
2024	310	4.70 %
2025	574	6.41 %
2026	305	2.64 %
2027	960	5.53 %
Thereafter	1,658	4.81 %
Total	**$ 3,880**	**5.08 %**

(1) Includes the carrying amount of debt of which 92.0%, or $3.5 billion, represented non-recourse property-level mortgage financings.

(2) The weighted average fixed cap and swap rate is 4.14%.

(3) Amount includes maturities and recurring principal payments and excludes $30 million in deferred financing costs, net.

(4) Reflects rates as of December 31, 2022.

(5) Excludes convertible senior notes and includes the amortizing notes component of tangible equity units of $25.6 million.

(6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA.

Leverage Ratio
($ in 000s)

Twelve Months Ended December 31, 2022			**Annualized Leverage**
Cash facility operating lease payments (see page 14)		(200,190)	
Adjusted EBITDA		241,305	
Cash financing lease payments (see page 14)		(70,282)	
Adjusted EBITDA after cash financing lease payments	(A)	$ 171,023	
As of December 31, 2022			
Debt		$ 3,850,142	
Cash and cash equivalents		(398,850)	
Marketable securities		(48,680)	
Restricted cash held as collateral against existing debt		(14,132)	
Net Debt	(B)	3,388,480	**19.8 x** (B/A)
Operating and financing lease obligations (see page 24) [(6)]		1,014,815	
Adjusted Net Debt		$ 4,403,295	

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, gain/loss on sale of communities, and Transaction and Organizational Restructuring Costs. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers' compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendices Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21

19 Summary Financial Impact: COVID-19 2020 2021 2022 ($ in 000s) Full Year 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q 4Q Full Year Cumulative Independent Living Other operating income $ 11,823 $ 1,364 $ 111 $ 9 $ 28 $ 1,512 $ 2 $ 1,159 $ 9,520 $ 225 $ 10,906 $ 24,241 Facility operating expense $ 16,089 $ 3,047 $ 1,449 $ 938 $ 430 $ 5,864 $ 1,335 $ 274 $ 429 $ 228 $ 2,266 $ 24,219 Assisted Living and Memory Care Other operating income $ 62,585 $ 5,104 $ 629 $ 75 $ 155 $ 5,963 $ 356 $ 6,412 $ 49,721 $ 4,141 $ 60,630 $ 129,178 Facility operating expense $ 82,483 $ 18,902 $ 6,058 $ 4,798 $ 2,494 $ 32,252 $ 7,588 $ 1,313 $ 2,497 $ 857 $ 12,255 $ 126,990 CCRCs Other operating income $ 18,454 $ 1,684 $ 46 $ 5 $ 53 $ 1,788 $ 18 $ 840 $ 7,518 $ 557 $ 8,933 $ 29,175 Facility operating expense $ 18,750 $ 3,985 $ 1,442 $ 1,498 $ 467 $ 7,392 $ 1,440 $ 364 $ 698 $ 368 $ 2,870 $ 29,012 Senior Housing Total Estimated lost revenue (1) $ 228,500 $ 94,200 $ 81,800 $ 76,400 $ 75,600 $ 328,000 $ 97,000 $ 95,000 $ 97,000 $ 96,000 $ 385,000 $ 941,500 Other operating income $ 92,862 $ 8,152 $ 786 $ 89 $ 236 $ 9,263 $ 376 $ 8,411 $ 66,759 $ 4,923 $ 80,469 $ 182,594 Facility operating expense (2) $ 117,322 $ 25,934 $ 8,949 $ 7,234 $ 3,391 $ 45,508 $ 10,363 $ 1,951 $ 3,624 $ 1,453 $ 17,391 $ 180,221 The COVID-19 pandemic has adversely impacted the Company's occupancy and resident fee revenue beginning in March 2020 and resulted in incremental direct costs to respond to the pandemic. In the aggregate, since the period beginning January 1, 2020, the Company has incurred $190.6 million (consisting of $180.2 million for the consolidated Senior Housing segments and $10.4 million for the former Health Care Services segment) of pandemic-related expenses, of which 43% related to employee-related costs, 35% related to personal protective equipment and medical supplies, and 22% related to cleaning and other costs. The Company has recognized $208.6 million of pandemic-related government grants and credits through December 31, 2022, which offset the total pandemic-related expenses and a minor amount of the Company's estimated lost revenue. The following table presents the known or estimated impacts related to the COVID-19 pandemic (incremental direct costs to respond to the COVID-19 pandemic, other operating income from government financial relief, and estimated lost revenue) for the Company's consolidated Senior Housing results. Presentations of these amounts are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. Consolidated Occupancy Trend 2021 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Weighted average 70.0% 69.4% 69.4% 69.9% 70.5% 71.2% 72.0% 72.5% 73.0% 73.3% 73.5% 73.6% Month end 70.4% 70.1% 70.6% 71.1% 71.6% 72.6% 73.3% 73.7% 74.2% 74.5% 74.3% 74.5% 2022 2023 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Weighted average 73.4% 73.3% 73.6% 73.9% 74.6% 75.2% 75.9% 76.4% 76.9% 77.2% 77.0% 77.0% 76.6% Month end 74.2% 74.4% 75.0% 75.3% 76.2% 76.6% 77.1% 77.9% 78.4% 78.2% 78.1% 78.1% 77.6% The following table sets forth the Company's recent consolidated occupancy trend. (1) Estimated lost revenue for the 2022 periods represents the difference between the actual resident fee revenue for the period and the estimated resident fee revenue for the period based upon the Company's pre-pandemic expectations for 2022. The estimated lost revenue for the 2020 and 2021 periods represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period. (2) Beginning in 2023, the Company plans to no longer separately report incremental direct costs to respond to the pandemic.

Summary Financial Impact: COVID-19

BROOKDALE SENIOR LIVING

The following table presents the incremental direct costs to respond to the COVID-19 pandemic and other operating income from government financial relief for the Company's same community results.

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year
Independent Living										
Other operating income	$ 1,345	$ 111	$ 8	$ 28	$ 1,492	$ 2	$ 1,146	$ 9,276	$ 225	$ 10,649
Facility operating expense	$ 2,983	$ 1,364	$ 908	$ 431	$ 5,686	$ 1,310	$ 318	$ 424	$ 227	$ 2,279
Assisted Living and Memory Care										
Other operating income	$ 4,911	$ 609	$ 76	$ 155	$ 5,751	$ 357	$ 6,287	$ 49,465	$ 4,098	$ 60,207
Facility operating expense	$ 18,099	$ 5,853	$ 4,739	$ 2,409	$ 31,100	$ 7,449	$ 1,323	$ 2,620	$ 863	$ 12,255
CCRCs										
Other operating income	$ 1,080	$ 43	$ 4	$ 53	$ 1,180	$ —	$ 578	$ 5,781	$ 412	$ 6,771
Facility operating expense	$ 3,193	$ 1,036	$ 842	$ 321	$ 5,392	$ 1,154	$ 290	$ 446	$ 300	$ 2,190
Total Same Community										
Other operating income	$ 7,336	$ 763	$ 88	$ 236	$ 8,423	$ 359	$ 8,011	$ 64,522	$ 4,735	$ 77,627
Facility operating expense [(1)]	$ 24,275	$ 8,253	$ 6,489	$ 3,161	$ 42,178	$ 9,913	$ 1,931	$ 3,490	$ 1,390	$ 16,724

Government Relief (including consolidated Senior Housing segments and the former Health Care Services segment)

Certain cash flow impacts from the CARES Act and government grants and credits are shown below:

($ in 000s)	2020 Full Year	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year
Cash received (recouped) - Medicare advances [(2)]	$ 87,542	$ —	$ (14,258)	$ (3,527)	$ (3,057)	$ (20,842)	$ (1,848)	$ (1,240)	$ —	$ —	$ (3,088)
Deferred payroll taxes [(3)]	72,674	—	—	—	(31,553)	(31,553)	—	—	—	(31,553)	(31,553)
Cash received - government grants	115,748	1,700	405	89	251	2,445	376	4,574	62,750	1,396	69,096
Cash received - employee retention credit [(4)]	—	—	—	1,055	350	1,405	406	19	—	13	438
Operating cash flow impacts [(5)]	**275,964**	**1,700**	**(13,853)**	**(2,383)**	**(34,009)**	**(48,545)**	**(1,066)**	**3,353**	**62,750**	**(30,144)**	**34,893**
Less: Other operating income	(115,749)	(10,735)	(1,308)	(89)	(236)	(12,368)	(376)	(8,411)	(66,759)	(4,923)	(80,469)
Changes in working capital	**$ 160,215**	**$ (9,035)**	**$ (15,161)**	**$ (2,472)**	**$ (34,245)**	**$ (60,913)**	**$ (1,442)**	**$ (5,058)**	**$ (4,009)**	**$ (35,067)**	**$ (45,576)**

(1) Beginning in 2023, the Company plans to no longer separately report incremental direct costs to respond to the pandemic.

(2) During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program, of which obligations for $9.6 million were retained by the Company following the HCS Sale. The amount began to be recouped in the full year 2021 and the remaining amount was fully recouped in the six months ended June 30, 2022.

(3) During the full year 2020, the Company deferred $72.7 million of the employer portion of social security taxes, of which obligations for $63.1 million were retained by the Company following the HCS Sale. One half was repaid during the full year 2021 and the remaining $31.6 million was repaid during the three months ended December 31, 2022.

(4) During the full year 2021, the Company recognized $9.9 million of employee retention credits on wages paid from March 12, 2020 to December 31, 2020 within other operating income. During the full year 2022, the Company recognized $9.4 million of employee retention credits on wages paid in 2021 within other operating income. As of December 31, 2022, the Company has received $1.8 million increasing the Company's net cash provided by (used in) operating activities and has $14.7 million of receivables related to employee retention credits.

(5) Impacts included in Adjusted Free Cash Flow.

20

21 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non- GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated February 21, 2023 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year
Net income (loss)	**$ (108,303)**	**$ (83,604)**	**$ 174,263**	**$ (81,720)**	**$ (99,364)**	**$ (100,032)**	**$ (84,283)**	**$ (28,374)**	**$ (25,651)**	**$ (238,340)**
Provision (benefit) for income taxes	752	(792)	15,279	(23,402)	(8,163)	(1,976)	1,190	(300)	(473)	(1,559)
Equity in (earnings) loss of unconsolidated ventures	531	(13,946)	1,474	1,547	(10,394)	4,894	2,439	2,020	1,429	10,782
Loss (gain) on debt modification and extinguishment, net	—	—	—	1,932	1,932	—	—	—	1,357	1,357
Non-operating loss (gain) on sale of assets, net	(1,112)	79	(288,375)	573	(288,835)	294	(961)	56	16	(595)
Other non-operating (income) loss	(1,644)	(2,948)	(571)	(740)	(5,903)	27	111	(1,877)	(10,375)	(12,114)
Interest expense	48,607	49,057	49,361	48,115	195,140	43,354	48,234	49,873	63,256	204,717
Interest income	(421)	(341)	(286)	(301)	(1,349)	(95)	(778)	(2,192)	(3,870)	(6,935)
Income (loss) from operations	(61,590)	(52,495)	(48,855)	(53,996)	(216,936)	(53,534)	(34,048)	19,206	25,689	(42,687)
Depreciation and amortization	83,891	83,591	84,560	85,571	337,613	85,684	86,623	86,922	88,215	347,444
Asset impairment	10,677	2,078	639	9,609	23,003	9,075	2,599	5,688	12,256	29,618
Loss (gain) on sale of communities, net	—	—	—	—	—	—	—	—	(73,850)	(73,850)
Loss (gain) on facility operating lease termination, net	—	—	—	(2,003)	(2,003)	—	—	—	—	—
Operating lease expense adjustment	(4,664)	(5,326)	(6,273)	(7,017)	(23,280)	(8,307)	(8,308)	(8,714)	(9,567)	(34,896)
Non-cash stock-based compensation expense	4,783	4,527	3,568	3,392	16,270	3,885	3,619	3,403	3,559	14,466
Transaction and Organizational Restructuring Costs	1,884	689	943	293	3,809	373	229	346	262	1,210
Adjusted EBITDA [1]	**$ 34,981**	**$ 33,064**	**$ 34,582**	**$ 35,849**	**$ 138,476**	**$ 37,176**	**$ 50,714**	**$ 106,851**	**$ 46,564**	**$ 241,305**
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376	$ 8,411	$ 66,759	$ 4,923	$ 80,469

(1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

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23 Adjusted EBITDA and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Full Year 2022($ in 000s) Net income (loss) $ (238,340) Provision (benefit) for income taxes (1,559) Equity in (earnings) loss of unconsolidated ventures 10,782 Loss (gain) on debt modification and extinguishment, net 1,357 Non-operating loss (gain) on sale of assets, net (595) Other non-operating (income) loss (12,114) Interest expense 204,717 Interest income (6,935) Income (loss) from operations (42,687) Depreciation and amortization 347,444 Asset impairment 29,618 Loss (gain) on sale of communities, net (73,850) Operating lease expense adjustment (34,896) Non-cash stock-based compensation expense 14,466 Transaction and Organizational Restructuring Costs 1,210 Adjusted EBITDA $ 241,305 Interest expense: financing lease obligations (48,061) Payment of financing lease obligations (22,221) Adjusted EBITDA after cash financing lease payments $ 171,023 Non-GAAP Financial Measures (continued)

24 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of December 31, 2022 Long-term debt (including current portion) $ 3,850,142 Cash and cash equivalents (398,850) Marketable securities (48,680) Cash held as collateral against existing debt (14,132) Net Debt 3,388,480 Operating and financing lease obligations 1,042,591 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (27,776) Adjusted Net Debt $ 4,403,295 Operating and financing lease obligations $ 1,042,591 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDA (27,776) Adjusted operating and financing lease obligations 1,014,815 Operating and financing lease obligations related to corporate office and information technology leases (11,112) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,003,703 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year
Net cash provided by (used in) operating activities	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**	**$(23,255)**	**$ 11,577**	**$ 63,521**	**$(48,562)**	**$ 3,281**
Net cash provided by (used in) investing activities	(3,806)	1,561	203,974	(20,272)	181,457	(36,163)	(43,838)	22,508	(9,936)	(67,429)
Net cash provided by (used in) financing activities	(35,562)	(20,992)	(19,177)	(37,926)	(113,657)	(403)	(17,690)	(19,754)	138,229	100,382
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (63,225)	$ (16,021)	$ 191,997	$(139,585)	$ (26,834)	$ (59,821)	$ (49,951)	$ 66,275	$ 79,731	$ 36,234
Net cash provided by (used in) operating activities	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**	**$(23,255)**	**$ 11,577**	**$ 63,521**	**$(48,562)**	**$ 3,281**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	(5,355)	(836)	—	(6,191)	(561)	—	—	—	(561)
Changes in prepaid insurance premiums financed with notes payable	12,985	(4,200)	(4,151)	(4,634)	—	16,629	(5,377)	(5,700)	(5,552)	—
Changes in operating lease assets and liabilities for lease termination	—	—	—	2,380	2,380	—	—	—	—	—
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(7,563)	(7,943)	(11,551)	(3,908)	(30,965)	(1,490)	(3,367)	(4,367)	(4,494)	(13,718)
Non-development capital expenditures, net	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)	(39,326)	(45,686)	(43,819)	(39,335)	(168,166)
Payment of financing lease obligations	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)	(5,490)	(5,610)	(5,506)	(5,615)	(22,221)
Adjusted Free Cash Flow [(1)]	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$(286,694)**	**$(53,493)**	**$(48,463)**	**$ 4,129**	**$(103,558)**	**$(201,385)**

[(1)] Adjusted Free Cash Flow includes:	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	2022 2Q	2022 3Q	2022 4Q	2022 Full Year
Cash received - government grants and credits	$ 1,700	$ 405	$ 1,144	$ 601	$ 3,850	$ 782	$ 4,593	$ 62,750	$ 1,409	$ 69,534
Cash payments - deferred payroll taxes	$ —	$ —	$ —	$ (31,553)	$ (31,553)	$ —	$ —	$ —	$ (31,553)	$ (31,553)
Cash recouped - Medicare advances	$ —	$ (14,258)	$ (3,527)	$ (3,057)	$ (20,842)	$ (1,848)	$ (1,240)	$ —	$ —	$ (3,088)

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
www.brookdale.com

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